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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of Earliest Event Reported) December 22, 2000

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                     000-26467                54-18773112
      ---------                    --------------           -----------
(State or other Jurisdiction of    (Commission              (IRS Employer
 Incorporation or Organization)    File Number)             Identification No.)

                10700 Parkridge Boulevard, Reston, Virginia 20191
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 391-1300
                                 ---------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.
         -------------

      William Calomiris, Chairman of the Board of Directors of Greater Atlantic Financial Corp., a Delaware Corporation ("Greater Atlantic"), died on December 13, 2000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

      None


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 22, 2000              By: /s/ Carroll E. Amos
                                          --------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer





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